CNI CHARTER FUNDS

Supplement dated May 21, 2010, to the Prospectus dated January 28, 2010, as supplemented
March 19, 2010 and April 30, 2010

The information in this supplement replaces and supersedes any contrary information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective May 24, 2010, the address for shareholders to use when sending applications, checks or other communications to purchase, redeem or exchange shares via U.S. Mail is as follows:

CNI Charter Funds
P.O. Box 2175
Milwaukee, WI 53201.

Effective May 24, 2010, the address for shareholders to use when sending applications, checks or other communications to purchase, redeem or exchange shares via overnight courier is as follows:

CNI Charter Funds
803 W. Michigan St.
Milwaukee, WI 53233

Effective May 24, 2010, the wire instructions with respect to applicable purchases and redemption of shares have been changed to the following:

UMB Bank, N.A.
Kansas City, MO
ABA# 101000695
For Credit to: CNI Charter Funds
Account Number 9871879089
Further Credit: [Mutual Fund Name]
[Shareholder name and account number]

PLEASE REFER TO THE HEADING “HOW TO BUY, SELL AND EXCHANGE SHARES” BEGINNING ON PAGE 72 OF THE PROSPECTUS FOR FURTHER DETAILS ABOUT HOW TO PURCHASE, SELL AND EXCHANGE SHARES AND RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.